Note 24 - Sales Revenue	12 Months Ended
Dec. 31, 2024
Statement Line Items [Line Items]
Disclosure of revenue from contracts with customers [text block]

24.    Sales revenue

Net revenues presented in the income statement is comprised as follows:

	12/31/2024	12/31/2023
High grade lithium concentrate	208,747	177,709
Green By-Products	-	3,522
	208,747	181,231

Shipment contracts are established with provisional terms and are subject to adjustments based on the variability of underlying lithium chemical market prices. Consequently, the final settlement value may differ from the initial recorded value. Changes in this value are permanently monitored during the quotational period of each shipment and any provisional pricing adjustments are recognized as revenue in the statement of income (loss). Sales at the outset are booked net of grade and moisture adjustments based on the assessment at the Brazilian port. For the year ended December 31, 2024, the sales revenue is decreased by $64,238 due to negative provisional price adjustments.

Accounting Policy

The Company’s primarily generates revenue from the sales of lithium oxide concentrate to customers and recognizes its revenues once all the following conditions are satisfied:

●	Identification of the contract for sale of goods or provision of services.
●	Identification of the performance obligations.
●	Determination of the contract value.
●	Determination of the value allocated to each performance obligation included int the contract; and
●	At the time performance obligation is completed.

The Company recognizes revenues from export sales when control of the product is transferred to customers, which occurs when the product is either loaded on the ship or delivered in a customs warehouse under control of the clients.

The export is primarily realized pursuant to the Incoterm Cost, Insurance and Freight (“CIF”) and Freight On Board (“FOB”), under which the performance obligation for product sales is satisfied when the products are loaded on the ship and the performance obligation for the transportation service is satisfied when the products are delivered to the destination port. Cost, Insurance and Freight (“CIF”) and Cost and Freight (“CFR”) are also regularly assessed. CIF and CFR include sea freight service embedded in the same invoice. In this case, the performance obligation of the sea freight service is considered separately from the shipment of lithium and the Company recognizes revenue from the provision of this service upon delivery of the goods to the destination specified by customers.

Operating revenue from the sale of goods in the regular course of business is measured at the fair value of the consideration the Company expects to receive in exchange for the delivery of the goods or services promised to the customers. Accordingly, the Company’s sales are subject to provisional pricing adjustments and revenues are estimated based on prices for lithium expected until the agreed upon settlement date.

For the portion of the Company’s lithium export sales pursuant to the Incoterms “Cost, Insurance and Freight – CIF” and “Cost and Freight – CFR”, the obligation to pay for the goods and the sea freight service, which is embedded in the same invoice, generally arises when the product is loaded on the ship. The Company hires and, in some cases, pays the sea freight service in advance, the amount paid is accounted for as an advance to suppliers, until the arrival of the product at the port of destination, at which time the amount is recognized in the Profit and Loss as freight expense.

Concurrently, the Company recognizes the price of the sea freight service, for which it is responsible, as liabilities on advance from customers, until the arrival of the product at the port of destination, at which time the Company fulfills its performance obligation for the sea freight service and, thus, recognizes the revenue for the provision of this service.